UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2007

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 11, 2007, Equity Office Properties Trust (“Equity Office”) issued a press release announcing that its subsidiary, EOP Operating Limited Partnership, following discussion with “The Ad Hoc Committee of Unsecured Noteholders of Equity Office Properties Trust,” has amended its previously announced cash tender offers in respect of an aggregate of approximately $8.4 billion of its outstanding unsecured debt securities, which we refer to as the “Notes.” EOP Operating Limited Partnership indicated (i) that the “total consideration” to be paid for certain of the Notes issued under the 1997 Indenture and the 2000 Indenture in respect of the tender and consent of such Notes has been modified, (ii) that the pricing for the other Notes pursuant to the tender offers and consent solicitations, as previously amended, remained unchanged and (iii) that it has extended further the consent payment deadline for the tender offers and consent solicitations for the Notes issued under the 1997 Indenture and the Notes issued under the 2000 Indenture.
A copy of the press release is attached hereto as Exhibit 99.1.
Additional Information About the Mergers and Where to Find It
In connection with proposed merger transactions involving Equity Office and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on December 29, 2006 and is furnishing the definitive proxy statement to Equity Office’s shareholders. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders can obtain the proxy statement and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com. The contents of the Equity Office website are not made part of this press release.
Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the proxy statement relating to the proposed mergers described above.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release Announcing Further Amendment of Tender Offers and Consent Solicitations, dated January 11, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: January 12, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP By: EQUITY OFFICE PROPERTIES TRUST its general partner
Date: January 12, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release Announcing Further Amendment of Tender Offers and Consent Solicitations, dated January 11, 2007